Prospectus Supplement	October 8, 2008

PUTNAM VT INCOME FUND Prospectus dated April 30, 2008

The section Who oversees and manages the funds? is supplemented to reflect that the members of the Core Fixed-Income Team primarily responsible for the day-to-day management of the fund's portfolio are now Rob Bloemker (Portfolio Leader), Carl Bell (Portfolio Member), Kevin Murphy (Portfolio Member), Michael Salm (Portfolio Member) and Raman Srivastava (Portfolio Member).

Positions held by Messrs. Bloemker, Murphy, Salm and Srivastava over the past five years are set forth in the prospectus.

Mr. Bell joined the portfolio team for the fund in October 2008. From 1998 to present, he has been employed by Putnam Management, currently as the Team Leader of the Structured Credit Team and previously as a member of the Mortgage/Asset-Backed Securities Team.

HV-6399
253637